UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 3, 2014

BGC Partners, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-28191, 1-35591	13-4063515
(State of other jurisdiction of incorporation)	(Commission File Numbers)	(IRS Employer Identification No.)

499 Park Avenue, New York, NY 10022

(Address of principal executive offices)

Registrant’s telephone number, including area code: (212) 610-2200

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

On June 3, 2014, at the Annual Meeting of Stockholders (the “Annual Meeting”) of BGC Partners, Inc. (the “Company”), the Company’s stockholders approved an amendment to the Company’s Fourth Amended and Restated Long Term Incentive Plan (the “Equity Plan”) to increase by 100 million the aggregate number of shares of the Company’s Class A common stock that may be delivered or cash settled pursuant to awards granted during the life of the Equity Plan.

For a description of the terms and conditions of the Equity Plan, as amended and restated and approved by the Company’s stockholders at the Annual Meeting, see Description of the Equity Plan under “Proposal 3 – Approval of the Fifth Amended and Restated BGC Partners, Inc. Long Term Incentive Plan,” in the Company’s proxy statement for the Annual Meeting, which description is incorporated herein by reference. The description of the Equity Plan contained in the proxy statement is qualified in its entirety by reference to the full text of the Equity Plan, as amended and restated, a copy of which is filed as Exhibit 10.1 to this Form 8-K and incorporated herein by reference.

ITEM 5.07.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The following matters were voted upon at the Annual Meeting:

(1)	The election of six directors to hold office until the next annual meeting of stockholders and until their respective successors have been duly elected and qualified;

(2)	The approval, on an advisory basis, of our executive compensation; and

(3)	The approval of the Fifth Amended and Restated BGC Partners, Inc. Long Term Incentive Plan.

For more information about the foregoing proposals, see the proxy statement for the Annual Meeting.

At the Annual Meeting, holders of Class A common stock were entitled to one vote per share, and holders of Class B common stock were entitled to 10 votes per share, and the two classes voted together as a single class on all matters submitted to a vote of stockholders. The number of votes cast for and against and the number of withheld votes, abstentions and broker non-votes with respect to each matter voted upon at the Annual Meeting are set forth below:

Proposal 1 – Election of Directors

Directors	For	Withheld	Broker Non-Votes
Howard W. Lutnick	400,855,280	22,228,757	110,662,725
John H. Dalton	386,360,917	36,723,120	110,662,725
Stephen T. Curwood	386,159,001	36,925,036	110,662,725
Albert M. Weis	386,233,591	36,850,446	110,662,725
William J. Moran	411,644,076	11,439,961	110,662,725
Linda A. Bell	411,585,613	11,498,424	110,662,725

The six nominees were elected to the Board of Directors and will serve as directors until our next annual meeting and until their respective successors are duly elected and qualified.

Proposal 2 – Approval, on an Advisory Basis, of Our Executive Compensation

For	Against	Abstentions	Broker Non-Votes
375,540,562	46,391,285	1,152,190	110,662,725

Stockholders approved a resolution approving, on an advisory basis, our executive compensation.

Proposal 3 – Approval of the Fifth Amended and Restated BGC Partners, Inc. Long Term Incentive Plan

For	Against	Abstentions	Broker Non-Votes
372,794,351	49,116,657	1,173,029	110,662,725

Stockholders approved the Fifth Amended and Restated BGC Partners, Inc. Long Term Incentive Plan.

ITEM 9.01.	FINANCIAL STATEMENT AND EXHIBITS

(d) Exhibits

Exhibit Number	Description

10.1	Fifth Amended and Restated BGC Partners, Inc. Long Term Incentive Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

BGC Partners, Inc.

Date: June 6, 2014	By:	/S/ HOWARD W. LUTNICK
		Name:	Howard W. Lutnick
		Title:	Chairman and Chief Executive Officer

[Signature Page to Form 8-K, dated June 6, 2014, regarding the Company’s 2014

Annual Meeting of Stockholders]

EXHIBIT INDEX

Exhibit Number	Description

10.1	Fifth Amended and Restated BGC Partners, Inc. Long Term Incentive Plan